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                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)      MAY 1, 2003
                                                             ------------


                                   STRATABASE
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                      -----------------------------------



           Nevada                   333-85011                88-0414964
          ------                   ---------                 ----------
(State or Other Jurisdiction   (Commission file Number)     (IRS Employer
        of Incorporation)                                 Identification No.)


34595  3rd  Ave.,  Suite  101,     Abbotsford,  BC,  Canada     V2S.8B7
---------------------------- ------------------------------     -------
     (Address of Principal Executive Offices)                  (Zip Code)



        Registrant's telephone number, including area code (604) 504-5811
                                                           --------------

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Item 4.     Change in Registrant's Certifying Accountant.
            --------------------------------------------


(a)(1) As of April 30, 2003, BDO Dunwoody LLP was engaged as the new principal independent accountants for Stratabase (the "Registrant"). Within five business days thereafter, the Registrant dismissed the Registrant's principal independent accountants, Moss Adams LLP, which action was recommended and approved by the Registrant's Board of Directors.

       The report of Moss Adams LLP on the financial statements for either of the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, scope or accounting principles. In addition, during Registrant's two most recent fiscal years and through April 30, 2003, there were no disagreements with Moss Adams LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures; which disagreements, if not resolved to the satisfaction of Moss Adams LLP would have caused that firm to make reference in connection with its reports to the subject matter of the agreements or a reportable event. Although the financial statements audited by Moss Adams LLP for the year ended December 31, 2002 contained a an explanatory paragraph pertaining to the Company's ability to continue as a going concern, such financial statements did not contain any adjustment that might result from the uncertainty stated therein.

(a)(2) As of April 30, 2003, BDO Dunwoody LLP was engaged as the new principal independent accountants, commencing with the interim financial statement review for the first quarter ended March 31, 2003, and the audit for the year ending December 31, 2003. The appointment of BDO Dunwoody LLP was recommended and approved by the Registrant's Board of Directors. During the Registrant's two most recent fiscal years, the Registrant did not consult BDO Dunwoody LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Registrant's financial statements, and either a written report or oral advice was provided to the Registrant by BDO Dunwoody LLP that BDO Dunwoody LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" or event identified in response to paragraph (a)(1)(iv) of Item 304, as those terms are used in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to
Item  304  of  Regulation  S-B.

(a)(3) The Registrant has provided Moss Adams LLP with a copy of this disclosure and has requested that Moss Adams LLP furnish it with a letter addressed to the U.S. Securities and Exchange Commission ("SEC") stating whether it agrees with the above statements. A copy of the letter from Moss Adams LLP addressed to the SEC dated May 9, 2003 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

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Item 4.     Financial Statements and Exhibits.
            ---------------------------------

(a)     Financial Statements.     N/A
(b)     Exhibits

        16.1     Letter from Moss Adams LLP on change in certifying accountant.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    STRATABASE



                    By:     /s/ Trevor Newton
                            -----------------
                            Trevor Newton
                            President and Chief Executive Officer





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